UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 17, 2007

EnPro Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	001-31225	01-0573945
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5605 Carnegie Boulevard, Suite 500, Charlotte, North Carolina		28209
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-731-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of EnPro Industries, Inc. (the "Company") has reappointed Donald G. Pomeroy II, age 40, as its Vice President and Controller effective as of September 1, 2007. In such capacity, Mr. Pomeroy will also serve as the Company’s Principal Accounting Officer. As a result of this reappointment, on September 1, 2007, William Dries, the Company’s Senior Vice President and Chief Financial Officer, will cease serving in the additional capacity as the Company’s Principal Accounting Officer. Mr. Dries will continue to serve as the Company’s Senior Vice President and Chief Financial Officer.

Prior to his reappointment as Vice President and Controller, Mr. Pomeroy served as the Vice President-Finance for Garlock Sealing Technologies LLC, a wholly-owned subsidiary of the Company, from August 2004, having previously served as the Company’s Vice President, Controller and Principal Accounting Officer from May 2002 through August 2004.

In connection with Mr. Pomeroy’s reappointment as an officer of the Company, the Company and Mr. Pomeroy have entered into a Management Continuity Agreement. This agreement provides for Mr. Pomeroy to continue employment for a period of eighteen (18) months after a change in control of the Company, with the same responsibilities and authorities and generally the same benefits and compensation as he had immediately prior to the change in control (including average annual increases). If the Company or its successor was to terminate Mr. Pomeroy’s employment for reasons other than "cause" during this continued employment period, or Mr. Pomeroy voluntarily terminated his employment for a "good reason," he would be entitled to certain payments and other benefits as set forth in the agreement. A copy of the Management Continuity Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

The employment of John R. Smith as the Company’s Senior Vice President-Human Resources and Administration terminated effective August 17, 2007.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 – Management Continuity Agreement dated as of September 1, 2007 between Donald G. Pomeroy II and EnPro Industries, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnPro Industries, Inc.

August 20, 2007	By:	Richard L. Magee

Name: Richard L. Magee
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Management Continuity Agreement dated as of September 1, 2007 between Donald G. Pomeroy II and EnPro Industries, Inc.